SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)            April 28, 1998
                                                 --------------------------

                             First Union Corporation
                             -----------------------
             (Exact name of Registrant as specified in its charter)

        North Carolina                                 1-10000                            56-0898180
(State or other jurisdiction                         (Commission                        (IRS Employer
         of incorporation)                            File Number)                       Identification No.)

                            One First Union Center
                        Charlotte, North Carolina                                28288-0013
                        -------------------------                                ----------
         (Address of principal executive offices)                                (Zip Code)

Registrant's telephone number, including area code          (704)374-6565

         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets.

         On April 28, 1998, pursuant to the terms and conditions of the Agreement and Plan of Mergers, dated as of November 18, 1997 (the "Merger Agreement"), between First Union Corporation (the "Corporation") and CoreStates Financial Corp ("CoreStates"), the Corporation acquired CoreStates by means of a merger of CoreStates with and into the Corporation (the "Merger"). CoreStates was a Philadelphia-based bank holding company with banking offices in Pennsylvania, New Jersey and Delaware. As of March 31, 1998, CoreStates had assets of $48 billion, net loans of $35 billion, deposits of $35 billion, stockholders' equity of $3 billion and net income of $203 million for the three months ended March 31, 1998. Certain summary pro forma financial information with respect to the Corporation and CoreStates as of and for the three months ended March 31, 1998 is set forth in the Corporation's Form 8-K filed with the Securities and Exchange Commission (the "Commission") on April 15, 1998.

         Pursuant to the terms of the Merger Agreement, each outstanding share of CoreStates common stock was converted into 1.62 shares of the Corporation's common stock, with cash being paid for fractional share interests. The Corporation issued approximately 331 million shares of its common stock in the Merger. In addition, Terrence A. Larsen, CoreStates' former Chairman and Chief Executive Officer, will become a Vice Chairman of the Corporation, and six former directors of CoreStates will become directors of the Corporation, including Mr. Larsen.

         The Joint Proxy Statement/Prospectus, dated January 9, 1998, included in the Corporation's Registration Statement on Form S-4 (Registration No. 333-44015), sets forth certain additional information regarding the Merger, the Corporation and CoreStates, including, without limitation, certain information with respect to the assets involved in the Merger, the nature of certain relationships between CoreStates and the Corporation and certain officers and directors of the Corporation, the nature of CoreStates' business and the Corporation's intended use of the assets acquired in the Merger.

         The Merger will be accounted for as a pooling of interests under generally accepted accounting principles, as a result of which the Corporation's historical financial statements will be restated as a result of the Merger. Such restated financial statements are expected to be filed with the Commission on a Form 8-K in the near future.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  The historical financial statements of CoreStates, including the notes thereto and certain related independent auditors' reports, required by Item 7(a) of Form 8-K (the "CoreStates Historical Financial Statements") are incorporated herein by reference to Exhibits 99(a), 99(b) and 99(c) of the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "Form 10-K").

         (b)      Pro Forma Financial Information.

                  The pro forma financial information required by Item 7(b) of Form 8-K (the "Pro Forma Financial Statements") are incorporated herein by reference to pages P-1 through P-5 of the Corporation's 1997 Annual Report, which pages are incorporated by reference in the Form 10-K.

         (c)      Exhibits.

                  (2) The Merger Agreement. (Incorporated by reference to Exhibit (2) of the Corporation's Current Report on Form 8-K dated November 28, 1997).

                  (99)(a) The CoreStates Historical Financial Statements. (Incorporated by reference to Exhibits 99(a), 99(b) and 99(c) of the Form 10-K).

                  (99)(b) The Pro Forma Financial Statements. (Incorporated by reference to pages P-1 through P-5 of the Corporation's 1997 Annual Report, which pages are incorporated by reference in the Form 10-K).



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FIRST UNION CORPORATION


         Date: May 7, 1998         By: /s/ Kent S. Hathaway
                                      ---------------------
                                          Name:  Kent S. Hathaway
                                          Title: Senior Vice President

                                  Exhibit Index


         Exhibit No.                                          Description
         -----------                                          -----------

         (2) The Merger Agreement. (Incorporated by reference to Exhibit (2) of the Corporation's Current Report on Form 8-K dated November 28, 1997).

         (99)(a)        The CoreStates Historical Financial Statements.
                        (Incorporated by reference to Exhibits 99(a), 99(b) and 99(c) of the Form 10-K).

         (99)(b) The Pro Forma Financial Statements. (Incorporated by reference to pages P-1 through P-5 of the Corporation's 1997 Annual Report, which pages are incorporated by reference in the Form 10-K).